                                                                Exhibit 10.5

                                  ASSIGNMENT OF
                            ASSET PURCHASE AGREEMENT


         THIS ASSIGNMENT is made and entered into this 30th day of January, 1998 by and between Aasche Transportation Services, Inc. ("AASCHE") and Specialty Transportation Services, Inc. ("STS").

A. Gary I. Goldberg ("GOLDBERG") and Jack Gray Transport, Inc. have entered into an Asset Purchase Agreement dated September 24, 1997, as amended by amendment dated as of January 2, 1998 (the "AGREEMENT"), pursuant to which Goldberg agreed to purchase certain assets from Jack Gray Transport, Inc. relating to the business of providing transportation services related to municipal solid waste.

B. Goldberg and Aasche entered into an Assignment of Asset Purchase Agreement dated as of September 29, 1997 pursuant to which Goldberg assigned certain of his rights and interests in the Agreement to Aasche.

C. Aasche desires to assign to STS certain provisions of the Agreement and STS desires to accept an assignment to the Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated herein, and the mutual premises herein contained, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

         1. Aasche hereby assigns to STS all of its rights and interests in and to the Agreement.

         2. STS hereby accepts the assignment by Aasche of all of its rights and interests in and to the Agreement and hereby assumes all of Aasche's obligations under the Agreement.

         3. Aasche agrees that it will promptly and duly execute and deliver any and all further instruments and documents as STS may reasonably require in obtaining the full benefits of this Assignment and the rights and powers herein granted.

         4. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

                                     AASCHE TRANSPORTATION SERVICES, INC.


                                     By:  /s/ Leon M. Monachos
                                        -------------------------------------
                                         Leon M. Monachos, Chief Financial
                                         Officer



                                     SPECIALTY TRANSPORTATION SERVICES, INC.


                                     By:   /s/ Gary I. Goldberg
                                        -------------------------------------
                                         Gary I. Goldberg, President

                                     CONSENT

         The undersigned hereby consents to the foregoing Assignment.


                                     JACK GRAY TRANSPORT, INC.


Dated:   January 30, 1998            By:  /s/ Barbara A. Milligan
      ---------------------             -------------------------
                                        Barbara A. Milligan, Vice-President